As filed with the Securities and Exchange Commission on July 15, 2008
Registration No. 333-134170

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Post-Effective Amendment No. 1 to
Form S-3
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
PENSKE AUTOMOTIVE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	22-3086739
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
SEE TABLE OF ADDITIONAL REGISTRANTS
2555 Telegraph Road, Bloomfield Hills, MI 48302 248-648-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Shane M. Spradlin, Esq.
Senior Vice President, General Counsel and Secretary
Penske Automotive Group, Inc.
2555 Telegraph Road
Bloomfield Hills, MI 48302
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.
If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☐
If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):
Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑
CALCULATION OF REGISTRATION FEE

		Proposed Maximum
Title of Each Class of	Amount to	Aggregate Offering	Amount of
Securities to be Registered	be Registered	Price	Registration Fee(1)
3.5% Senior Subordinated Convertible Notes due 2026 (“3.5% Notes”)	$375,000,000	$375,000,000	$40,125
Guarantees of 3.5% Notes(2)	n/a	n/a	n/a
Common stock(3)	7,913,475	n/a (4)	n/a (4)

(1)	The registration fee was paid upon the filing of the original registration statement.

(2)	Guarantees of the payment of principal and interest on the 3.5% Notes were provided by subsidiaries of the registrant. No separate consideration was received for such guarantees and, pursuant to Rule 457(n) of the Securities Act of 1933, no separate registration fee is payable for such guarantees.

(3)	Represents shares of common stock issuable upon conversion of the notes based on a conversion rate of 21.1026 shares per $1,000 principal amount of notes and an indeterminate number of additional shares of common stock issuable upon conversion of notes, pursuant to Rule 416 under the Securities Act of 1933, that may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(4)	Pursuant to Rule 457(i) under the Securities Act of 1933, no additional registration fee is required in connection with the registration of the common stock issuable upon conversion of the 3.5% Notes.

SIGNATURES

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant Guarantor	Incorporation	Identification
or Specified in its Charter (1)	or Organization	Number

AUTO MALL PAYROLL SERVICES, INC.	Florida	65-0168491
BRETT MORGAN CHEVROLET-GEO, INC.	Delaware	62-1666250
CENTRAL FORD CENTER, INC.	Arkansas	71-0472936
CJNS, LLC	Delaware	86-1024936
CLASSIC AUTO GROUP, INC.	New Jersey	22-3115638
CLASSIC ENTERPRISES, LLC	Delaware	22-3115638
CLASSIC IMPORTS, INC.	New Jersey	22-3528527
CLASSIC MANAGEMENT COMPANY, INC.	New Jersey	22-3271563
CLASSIC MOTOR SALES, LLC	Delaware	22-3555425
CLASSIC NISSAN OF TURNERSVILLE, LLC	Delaware	52-2097845
CLASSIC TURNERSVILLE, INC.	New Jersey	22-3523436
COVINGTON PIKE DODGE, INC.	Delaware	62-1470261
D. YOUNG CHEVROLET, LLC	Delaware	35-2035177
DAN YOUNG CHEVROLET, INC.	Indiana	35-1123225
DAN YOUNG MOTORS, LLC	Delaware	35-2035179
DEALER ACCESSORIES, LLC	Delaware	26-0111056
DIFEO PARTNERSHIP, LLC	Delaware	22-3145559
EUROPA AUTO IMPORTS, INC.	California	95-2305855
FLORIDA CHRYSLER PLYMOUTH, INC.	Florida	59-2676162
FRN OF TULSA, LLC	Delaware	74-2870051
GENE REED CHEVROLET, INC.	So. Carolina	57-0714181
GMG MOTORS, INC.	California	95-2691214
GOODSON NORTH, LLC	Delaware	74-2962016
GOODSON PONTIAC-GMC, LLC	Delaware	74-2962015
GOODSON SPRING BRANCH, LLC	Delaware	74-2962017
HT AUTOMOTIVE, LLC	Delaware	41-2251059
JS IMPORTS, LLC	Delaware	65-0634169
KMPB, LLC	Delaware	33-0959285
KMT/UAG, INC.	California	95-3189650
LANDERS AUTO SALES, LLC	Arkansas	84-1664308
LANDERS BUICK PONTIAC, INC.	Arkansas	71-0765000
LANDERS FORD NORTH, INC.	Arkansas	71-0833592
LANDERS FORD, INC.**	Delaware	62-1786911
LANDERS NISSAN, LLC **	Delaware	62-1842244
LANDERS UNITED AUTO GROUP NO. 2, INC.	Arkansas	71-0796323
LATE ACQUISITION I, LLC	Delaware	33-1011098
LATE ACQUISITION II, LLC	Delaware	33-1011096
LMNS, LLC	Delaware	86-1024935
LRP, LTD.	Arizona	86-0805727
MICHAEL CHEVROLET-OLDSMOBILE, INC.	So. Carolina	57-0917132
MOTORCARS ACQUISITION II, LLC	Delaware	38-3526433
MOTORCARS ACQUISITION III, LLC	Delaware	38-3526235
MOTORCARS ACQUISITION IV, LLC	Delaware	38-3569545
MOTORCARS ACQUISITION V, LLC	Delaware	87-0721680
MOTORCARS ACQUISITION VI, LLC	Delaware	86-1121782
MOTORCARS ACQUISITION, LLC	Delaware	38-3526432

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant Guarantor	Incorporation	Identification
or Specified in its Charter (1)	or Organization	Number

NATIONAL CITY FORD, INC.	Delaware	33-0834429
NISSAN OF NORTH OLMSTED, LLC **	Delaware	38-3597513
PALM AUTO PLAZA, LLC	Delaware	65-1272503
PEACHTREE NISSAN, INC.	Georgia	58-1273321
PMRC, LLC	Delaware	22-3881752
REED-LALLIER CHEVROLET, INC.**	North Carolina	56-1632500
RELENTLESS PURSUIT ENTERPRISES, INC.	California	93-1008771
SA AUTOMOTIVE, LTD.	Arizona	86-0583813
SAU AUTOMOTIVE, LTD.	Arizona	86-0839423
SCOTTSDALE FERRARI, LLC	Arizona	86-0981831
SCOTTSDALE JAGUAR, LTD.	Arizona	86-0527896
SCOTTSDALE MANAGEMENT GROUP, LTD.	Arizona	86-0573438
SIGMA MOTORS, INC.	Arizona	86-1047752
SK MOTORS, LLC	Delaware	32-0212884
SL AUTOMOTIVE, LLC	Delaware	38-3763696
SOMERSET MOTORS, INC.	New Jersey	22-2986160
SUN MOTORS, LLC	Delaware	30-0438071
THE NEW GRACELAND DODGE, INC. **	Tennessee	62-1292399
TRI-CITY LEASING, INC.	California	95-2690090
UAG ATLANTA H1, LLC	Delaware	30-0282545
UAG ATLANTA IV MOTORS, INC.	Georgia	58-1092076
UAG CAPITOL, INC.	Delaware	76-0759095
UAG CARIBBEAN, INC.	Delaware	13-3980142
UAG CAROLINA, INC.	Delaware	13-3959601
UAG CENTRAL FLORIDA MOTORS, LLC **	Delaware	75-3086724
UAG CENTRAL REGION MANAGEMENT, INC.	Indiana	38-3537233
UAG CERRITOS, LLC**	Delaware	33-0913909
UAG CHCC, INC.	New Jersey	22-2990922
UAG CHEVROLET, INC.	New Jersey	22-2762327
UAG CITRUS MOTORS, LLC	Delaware	59-3525335
UAG CLASSIC, INC.	Delaware	13-3987807
UAG CLOVIS, INC.	Delaware	76-0759096
UAG CONNECTICUT, LLC	Delaware	06-1589742
UAG DULUTH, INC.	Texas	58-1786146
UAG EAST, LLC	Delaware	13-3944970
UAG ESCONDIDO A1, INC.	Delaware	20-3697398
UAG ESCONDIDO H1, INC.	Delaware	20-3697348
UAG ESCONDIDO M1, INC.	Delaware	20-3697423
UAG FAYETTEVILLE I, LLC	Delaware	71-0858576
UAG FAYETTEVILLE II, LLC	Delaware	71-0858577
UAG FAYETTEVILLE III, LLC	Delaware	71-0858578
UAG FINANCE COMPANY, INC.	Delaware	13-3953915
UAG GRACELAND II, INC.	Delaware	13-3991339
UAG HUDSON, INC.	New Jersey	22-1919268
UAG INTERNATIONAL HOLDINGS, INC.	Delaware	51-0393682
UAG KISSIMMEE MOTORS, INC.	Delaware	58-2361341
UAG LANDERS SPRINGDALE, LLC	Delaware	71-0846659
UAG LOS GATOS, INC.	Delaware	76-0759098
UAG MARIN, INC.	Delaware	76-0759100
UAG MEMPHIS II, INC.	Delaware	62-1722683

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant Guarantor	Incorporation	Identification
or Specified in its Charter (1)	or Organization	Number

UAG MEMPHIS IV, INC.	Delaware	62-1722679
UAG MEMPHIS MANAGEMENT, INC.	Delaware	62-1722677
UAG MICHIGAN CADILLAC, LLC	Delaware	38-3543705
UAG MICHIGAN H1, LLC	Delaware	42-1539792
UAG MICHIGAN H2, LLC	Delaware	06-1732404
UAG MICHIGAN PONTIAC-GMC, LLC	Delaware	38-3543709
UAG MICHIGAN T1, LLC	Delaware	38-3543711
UAG MICHIGAN TMV, LLC	Delaware	38-3544903
UAG NANUET I, LLC	Delaware	22-3784977
UAG NANUET II, LLC	Delaware	22-3784978
UAG NEVADA LAND, LLC	Delaware	86-1008719
UAG NORTHEAST, LLC	Delaware	13-3914694
UAG OLDSMOBILE OF INDIANA, LLC	Indiana	38-3523400
UAG PHOENIX VC, LLC	Delaware	06-1590478
UAG ROYAL PALM, LLC	Delaware	80-0072974
UAG SAN DIEGO A1, INC.	Delaware	20-3697335
UAG SAN DIEGO AU, INC.	Delaware	20-3955972
UAG SAN DIEGO H1, INC.	Delaware	20-3697304
UAG SAN DIEGO JA, INC.	Delaware	47-0957524
UAG SAN DIEGO MANAGEMENT, INC.	Delaware	20-3955897
UAG SOUTHEAST, INC.	Delaware	13-3865530
UAG SPRING, LLC	Delaware	74-2981371
UAG STEVENS CREEK II, INC.	Delaware	47-0957526
UAG SUNNYVALE, INC.	Delaware	76-0759097
UAG TORRANCE, INC.**	Delaware	47-0934123
UAG TULSA JLM, LLC**	Delaware	06-1742289
UAG TULSA VC, LLC **	Delaware	22-3877257
UAG TURNERSVILLE MOTORS, LLC	Delaware	84-1629421
UAG VC II, LLC **	Delaware	43-2090811
UAG VK, LLC	Delaware	38-3590846
UAG WEST BAY AM, LLC	Delaware	61-1442389
UAG WEST BAY FM, LLC	Delaware	86-1088680
UAG WEST BAY IA, LLC	Delaware	30-0150593
UAG WEST BAY IAU, LLC	Delaware	61-1442390
UAG WEST BAY IB, LLC	Delaware	35-2196049
UAG WEST BAY II, LLC	Delaware	38-3672787
UAG WEST BAY IL, LLC	Delaware	30-0150590
UAG WEST BAY IM, LLC	Delaware	37-1458215
UAG WEST BAY IN, LLC	Delaware	04-3805793
UAG WEST BAY IP, LLC	Delaware	32-3360132
UAG WEST BAY IV, LLC	Delaware	32-0060125
UAG WEST BAY IW, LLC	Delaware	36-4521984
PAG WEST, LLC	Delaware	13-3914611
PAG EAST, LLC	Delaware	32-2035279
UAG YOUNG II, INC.	Delaware	13-3985679
UAG/PFS, INC.	Arizona	86-0376346
UNITED FORD BROKEN ARROW, LLC	Delaware	26-0111055
UNITED FORD NORTH, LLC	Delaware	26-0111052
UNITED FORD SOUTH, LLC**	Delaware	26-0111051
UNITED NISSAN, INC. (A GEORGIA CORPORATION)	Georgia	58-2038392
UNITED NISSAN, INC. (A TENNESSEE CORPORATION)	Tennessee	62-0790848

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant Guarantor	Incorporation	Identification
or Specified in its Charter (1)	or Organization	Number

UNITED RANCH AUTOMOTIVE, LLC	Delaware	86-1008720
UNITEDAUTO DODGE OF SHREVEPORT, INC.	Delaware	72-1393145
UNITEDAUTO SCOTTSDALE PROPERTY HOLDINGS, LLC	Delaware	86-1123497
WEST PALM AUTO MALL, INC.	Florida	65-0050208
WEST PALM NISSAN, LLC	Delaware	06-1773996
WEST PALM S1, LLC	Delaware	14-1961285
WESTBURY SUPERSTORE, LTD.	New York	11-2983989
YOUNG AUTOMOTIVE HOLDINGS, LLC	Delaware	35-2035053
YOUNG MANAGEMENT GROUP, INC.	Indiana	35-1897920
ATLANTIC AUTO FUNDING CORPORATION	Delaware	16-1480801
ATLANTIC AUTO SECOND FUNDING CORPORATION	Delaware	16-1502671
ATLANTIC AUTO THIRD FUNDING CORPORATION	Delaware	16-1505549
PAG MICHIGAN HOLDINGS, LLC	Delaware	30-0193048
UAG NORTHEAST BODY SHOP, INC.	Delaware	13-4044770
UAG REALTY, LLC	Delaware	38-3543708
UAG TEXAS II, INC.	Delaware	13-3933083
UAG TEXAS, LLC	Delaware	13-3933080
UAG TULSA HOLDINGS, LLC	Delaware	51-0410923
UAG TURNERSVILLE REALTY, LLC	Delaware	38-3543708
UNITEDAUTO FIFTH FUNDING, INC.	Delaware	16-1549850
UNITED AUTO LICENSING, LLC	Delaware	38-3556189
UNITED AUTOCARE PRODUCTS, LLC	Delaware	13-3922210
UNITEDAUTO FINANCE, INC.	Delaware	16-1456003
UNITEDAUTO FOURTH FUNDING INC.	Delaware	16-1543345
DIFEO HYUNDAI PARTNERSHIP	New Jersey	22-3186280
DIFEO NISSAN PARTNERSHIP	New Jersey	22-3186257
DIFEO CHRYSLER PLYMOUTH JEEP EAGLE PARTNERSHIP	New Jersey	22-3186252
DIFEO LEASING PARTNERSHIP	New Jersey	22-3193493
DANBURY AUTO PARTNERSHIP	Connecticut	06-1349205
DIFEO TENAFLY PARTNERSHIP	New Jersey	22-3186285
OCT PARTNERSHIP	New Jersey	22-3248303
HUDSON MOTORS PARTNERSHIP	New Jersey	22-3186282
COUNTY AUTO GROUP PARTNERSHIP	New Jersey	13-3678489
SOMERSET MOTORS PARTNERSHIP	New Jersey	22-3186283
SHANNON AUTOMOTIVE, LTD.	Texas	76-0528837
UAG HOUSTON ACQUISITION, LTD.	Texas	38-3542915
WTA MOTORS, LTD.	Texas	33-1011102
UAG GD, LTD.	Texas	06-1664576
UAG GN, LTD.	Texas	06-1664569
UAG GP, LTD.	Texas	06-1664579
UAG GW, LTD.	Texas	06-1664570
UAG MINNEAPOLIS B1, LLC	Delaware	76-0819658
CLASSIC OLDSMOBILE PONTIAC-GMC, LTD.	Texas	74-2355160
CLASSIC SPECIAL AUTOMOTIVE GP, LLC	Texas	88-0485938
CLASSIC SPECIAL AUTOMOTIVE LTD.	Texas	74-2974762
CLASSIC SPECIAL HYUNDAI, LTD.	Texas	74-2974736
CLASSIC SPECIAL, LLC	Texas	88-0485938
CYCLE HOLDINGS, LLC	Delaware	26-1860955
HILL COUNTRY IMPORTS, LTD.	Texas	74-2585314
PAG ACQUISITION 15, LLC	Delaware	22-3086739
PAG AUSTIN S1, LLC	Delaware	26-1206577
PAG CLOVIS T1, INC.	Delaware	26-1857570

State or Other
	Jurisdiction of	I.R.S. Employer
Exact Name of Registrant Guarantor	Incorporation	Identification
or Specified in its Charter (1)	or Organization	Number

PAG LONG ISLAND B1, LLC	Delaware	26-1377262
PAG LONG ISLAND L1, LLC	Delaware	26-1377251
PAG LONG ISLAND M1, LLC	Delaware	26-1377292
PAG MICHIGAN S1, LLC	Delaware	26-1108872
PAG NORTH SCOTTSDALE BE, LLC	Delaware	26-1363608
PAG ORLANDO GENERAL, INC.	Delaware	26-1207380
PAG ORLANDO LIMITED, INC.	Delaware	26-1206643
PAG ORLANDO PARTNERSHIP, LTD.	Florida	26-1340023
PAG TURNERSVILLE AU, LLC	Delaware	22-3115638
PENSKE DIRECT, LLC	Delaware	26-1556185
PENSKE WHOLESALE OUTLET, LLC	Delaware	26-1377275
SCOTTSDALE 101 MANAGEMENT, LLC	Delaware	26-1363820
SCOTTSDALE PAINT & BODY, LLC	Delaware	26-1363898
SMART USA DISTRIBUTOR LLC	Delaware	87-0766681
TAMBURRO ENTERPRISES, INC.	Nevada	88-0485938
TURNERSVILLE AUTO OUTLET, LLC	Delaware	26-1444871
UAG ARKANSAS FLM, LLC	Delaware	87-0766675
UAG CHANTILLY AU, LLC	Delaware	87-0766680
UAG HUDSON CJD, LLC	Delaware	87-0766678
UAG ROYAL PALM M1, LLC	Delaware	06-1774003
CLASSIC SPECIAL ADVERTISING, INC.	Texas	74-2821777
HBL, LLC	Delaware	38-3635872

(1)	The address of each guarantor is c/o Penske Automotive Group, Inc., 2555 Telegraph Road, Bloomfield Hills, MI 48302.

**	no longer a reporting entity

     This Post-Effective Amendment No. 1 is being filed to terminate the registration of the 3.5% Notes.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, Michigan, on July 15, 2008.

Penske Automotive Group, Inc.
By:	/s/ Shane M. Spradlin
	Its:	Senior Vice President
POWER OF ATTORNEY
     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Roger S. Penske	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	July 15, 2008

* Robert O’Shaughnessy	Executive Vice President — Finance (Principal Financial Accounting Officer)	July 15, 2008

* John D. Barr	Director	July 15, 2008
* Michael R. Eisenson	Director	July 15, 2008

* Hiroshi Ishikawa	Director	July 15, 2008

* Robert H. Kurnick, Jr.	Director	July 15, 2008

* William J. Lovejoy	Director	July 15, 2008

* Kimberly J. McWaters	Director	July 15, 2008

* Eustace W. Mita	Director	July 15, 2008

* Lucio A. Noto	Director	July 15, 2008

* Richard J. Peters	Director	July 15, 2008

* Ronald G. Steinhart	Director	July 15, 2008

* H. Brian Thompson	Director	July 15, 2008

*By:	/s/ Shane M. Spradlin Shane M. Spradlin, attorney-in-fact	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

Auto Mall Payroll Services, Inc.
Classic Auto Group, Inc.
Classic Enterprises, LLC
Classic Imports, Inc.
Classic Motor Sales, LLC
Classic Nissan of Turnersville, LLC
Classic Turnersville, Inc.
Cycle Holdings, LLC
DiFeo Partnership LLC
HBL, LLC
JS Imports, LLC
PAG Acquisitions 15, LLC
PAG East, LLC
PAG Long Island B1, LLC
PAG Long Island L1, LLC
PAG Long Island M1, LLC
PAG Orlando General, Inc.
PAG Orlando Limited, Inc.
PAG Orlando Partnership, Ltd.
PAG Turnersville AU, LLC
Palm Auto Plaza, LLC
Penske Direct, LLC
Somerset Motors, Inc.
Turnersville Auto Outlet, LLC
UAG Caribbean, Inc.
UAG Chantilly AU, LLC
UAG Classic, Inc.
UAG Connecticut, LLC
UAG Hudson, Inc.
UAG Hudson CJD, LLC
UAG Kissimmee Motors, Inc.
UAG Nanuet I, LLC
UAG Nanuet II, LLC
UAG Northeast, LLC
UAG Royal Palm, LLC
UAG Royal Palm M1, LLC
UAG West Bay AM, LLC
UAG West Bay IA, LLC
UAG West Bay IAU, LLC
UAG West Bay IB, LLC
UAG West Bay II, LLC
UAG West Bay IL, LLC
UAG West Bay IM, LLC
UAG West Bay IN, LLC
UAG West Bay IP, LLC
UAG West Bay IV, LLC
UAG West Bay IW, LLC
West Palm Auto Mall, Inc.
West Palm Nissan, LLC
West Palm S1, LLC
Westbury Superstore, Ltd.

By:	/s/ Bernard W. Wolfe
Bernard W. Wolfe
Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Bernard W. Wolfe Bernard W. Wolfe	Chairman of the Board (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

Classic Management Company, Inc.
By:	/s/ Bernard W. Wolfe
Bernard W. Wolfe
President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Bernard W. Wolfe Bernard W. Wolfe	President (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

County Auto Group Partnership
Danbury Auto Partnership
DiFeo Chrysler Plymouth Jeep Eagle Partnership
DiFeo Hyundai Partnership
DiFeo Leasing Partnership
DiFeo Nissan Partnership
DiFeo Tenafly Partnership
Hudson Motors Partnership
OCT Partnership
Somerset Motors Partnership

By:	DiFeo Partnership, LLC

By:	/s/ Bernard W. Wolfe
Bernard W. Wolfe
Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Bernard W. Wolfe Bernard W. Wolfe	Chairman of the Board (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

	Director	July 15, 2008
/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

UAG East, LLC
By:	/s/ Bernard W. Wolfe
Bernard W. Wolfe
President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Bernard W. Wolfe Bernard W. Wolfe	President (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

Late Acquisition I, LLC
By:	/s/ Walter P. Czarnecki, Jr.
Walter P. Czarnecki, Jr.,
President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Walter P. Czarnecki, Jr. Walter P. Czarnecki, Jr.	President (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Treasurer & Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

UAG International Holdings, Inc.
By:	/s/ Robert H. Kurnick, Jr.
Robert H. Kurnick, Jr.
President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	President & Director (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

UAG Realty, LLC
By:	/s/ Bernard W. Wolfe
Bernard W. Wolfe
President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Bernard W. Wolfe Bernard W. Wolfe	President (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

UAG Northeast Body Shop, Inc. UAG Turnersville Realty, LLC
By:	/s/ Bernard W. Wolfe
Bernard W. Wolfe
Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Bernard W. Wolfe Bernard W. Wolfe	Chairman of the Board (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

Brett Morgan Chevrolet -Geo, Inc.
CJNS, LLC
Classic Oldsmobile Pontiac-GMC, Ltd.
Classic Special, LLC
Classic Special Advertising, Inc.
Classic Special Automotive GP, LLC
Classic Special Hyundai, Ltd.
Classic Special Automotive Ltd.
Europa Auto Imports, Inc.
GMG Motors, Inc.
Goodson North, LLC
Goodson Spring Branch, LLC
HT Automotive, LLC
Hill Country Imports, Ltd.
KMPB, LLC
KMT/UAG, Inc.
Landers Auto Sales, LLC
Late Acquisition II, LLC
LRP, Ltd.
PAG Austin S1, LLC
PAG Clovis T1, Inc.
PAG North Scottsdale BE, LLC
PMRC, LLC
Penske Wholesale, LLC
Relentless Pursuit Enterprises, Inc.
SA Automotive, Ltd.
SAU Automotive, Ltd.
Scottsdale 101 Management, LLC
Scottsdale Ferrari, LLC
Scottsdale Jaguar, Ltd.
Scottsdale Management Group, Ltd.
Scottsdale Paint & Body, LLC
Sigma Motors, Inc.
SK Motors, LLC
SL Automotive, LLC
Sun Motors, LLC
Tamburro Enterprises, Inc.
UAG Arkansas FLM, LLC
UAG Capitol, Inc.
UAG Clovis, Inc.
UAG Escondido A1, Inc.
UAG Escondido H1, Inc.
UAG Escondido M1, Inc.
UAG Landers Springdale, LLC
UAG Los Gatos, Inc.
UAG Marin, Inc.
UAG Nevada Land, LLC
UAG Phoenix VC, LLC
UAG San Diego A1, Inc.
UAG San Diego AU, Inc.
UAG San Diego H1, Inc.
UAG San Diego JA, Inc.
UAG San Diego Management, Inc.
UAG Stevens Creek II, Inc.
UAG Texas II, Inc.
UAG Texas, LLC
UAG VK, LLC
United Ranch Automotive, LLC

By:	/s/ George W. Brochick
George W. Brochick
Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ George W. Brochick George W. Brochick	Chairman of the Board (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

PAG West, LLC
By:	/s/ George W. Brochick
George W. Brochick
President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ George W. Brochick George W. Brochick	President (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

UAG Tulsa Holdings, LLC
By:	/s/ R. Whitfield Ramonat
R. Whitfield Ramonat
Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ R. Whitfield Ramonat R. Whitfield Ramonat	Chairman of the Board (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

United Auto Scottsdale Property Holdings, LLC
By:	/s/ George W. Brochick
George W. Brochick
President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ George W. Brochick George W. Brochick	President (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

UAG Houston Acquisition, Ltd. Shannon Automotive, Ltd.
By:	UAG Texas, LLC

By:	/s/ George W. Brochick
George W. Brochick
Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ George W. Brochick George W. Brochick	Chairman of the Board (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

UAG GD, Ltd.
By:	UAG Spring, LLC
Its: General Partner

By:	/s/ George W. Brochick
George W. Brochick
Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ George W. Brochick George W. Brochick	Chairman of the Board (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

UAG GN, Ltd.
By:	Goodson North, LLC
Its: General Partner

By:	/s/ George W. Brochick
George W. Brochick
Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ George W. Brochick George W. Brochick	Chairman of the Board (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

UAG GP, Ltd.
By:	Goodson Pontiac-GMC, LLC
Its: General Partner

By:	/s/ George W. Brochick
George W. Brochick
Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ George W. Brochick George W. Brochick	Chairman of the Board (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

UAG GW, Ltd.
By:	Goodson Spring Branch, LLC
Its: General Partner

By:	/s/ George W. Brochick
George W. Brochick
Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ George W. Brochick George W. Brochick	Chairman of the Board (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

WTA Motors, Ltd.
By:	Late Acquisition II, LLC
Its:	General Partner

By:	/s/ George W. Brochick
George W. Brochick
Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ George W. Brochick George W. Brochick	Chairman of the Board (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

United Auto Licensing, LLC
By:	/s/ Robert H. Kurnick, Jr.
Robert H. Kurnick, Jr.
President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	President, Treasurer and Director (Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

D. Young Chevrolet, LLC
Dan Young Chevrolet, Inc.
Dan Young Motors, LLC
Dealer Accessories, LLC
FRN of Tulsa, LLC
Motorcars Acquisition III, LLC
Motorcars Acquisition IV, LLC
Motorcars Acquisition V, LLC
Motorcars Acquisition, LLC
PAG Michigan S1, LLC
PAG Michigan Holdings, Inc.
UAG Atlanta H1, LLC
UAG Atlanta IV Motors, Inc.
UAG Central Region Management, LLC
UAG Duluth, Inc.
UAG Fayetteville I, LLC
UAG Fayetteville II, LLC
UAG Fayetteville III, LLC
UAG Memphis II, Inc.
UAG Memphis Management, Inc.
UAG Michigan Cadillac, LLC
UAG Michigan H1, LLC
UAG Michigan Pontiac-GMC, LLC
UAG Michigan T1, LLC
UAG Michigan TMV, LLC
UAG Minneapolis B1, LLC
UAG Southeast, Inc.
UAG Young II, Inc.
United Ford North, LLC

By:	/s/ Whitfield Ramonat
R. Whitfield Ramonat
Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ R. Whitfield Ramonat R. Whitfield Ramonat	Chairman of the Board (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Assistant Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

Atlantic Auto Funding Corporation
Atlantic Auto Second Funding Corporation
Atlantic Auto Third Funding Corporation
UAG Finance Company, Inc.
United Auto Fifth Funding, Inc.
United Autocare Products, LLC
UnitedAuto Finance, Inc.
UnitedAuto Fourth Funding, Inc.

By:	/s/ Robert O’Shaughnessy
Robert O’Shaughnessy
President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	President, Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

Central Ford Center, Inc.
Covington Pike Dodge, Inc.
Florida Chrysler Plymouth, Inc.
Gene Reed Chevrolet, Inc.
Goodson Pontiac-GMC, LLC
Landers Buick-Pontiac, Inc.
Landers Ford North, Inc.
Landers United Auto Group No. 2, Inc.
LMNS, LLC
Michael Chevrolet-Oldsmobile, Inc.
Motorcars Acquisitions II, LLC
Motorcars Acquisitions VI, LLC
National City Ford, Inc.
Peachtree Nissan, Inc.
Tri-City Leasing, Inc.
UAG Carolina, Inc.
UAG CHCC, Inc.
UAG Chevrolet, Inc.
UAG Citrus Motors, LLC
UAG Graceland II, Inc.
UAG Hudson CJD, LLC
UAG Memphis IV, Inc.
UAG Michigan H2, LLC
UAG Oldsmobile of Indiana, LLC
UAG Spring, LLC
UAG Sunnyvale, Inc.
UAG Turnersville Motors, LLC
UAG West Bay FM, LLC
UAG/PFS, Inc.
United Ford Broken Arrow, LLC
United Nissan, Inc. (GA)
United Nissan, Inc. (TN)
UnitedAuto Dodge of Shreveport, Inc.
Young Automotive Holdings, LLC
Young Management Group, Inc.

By:	/s/ Robert H. Kurnick, Jr.
Robert H. Kurnick, Jr.
Chairman & President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Chairman, President and Director (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert T. O’Shaughnessy	Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, each of the Registrant’s certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on July 15, 2008.

smart USA Distributor LLC
By:	/s/ David Schembri
David Schembri
President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ David Schembri David Schembri	President (Principal Executive Officer)	July 15, 2008

/s/ Robert O’Shaughnessy Robert O’Shaughnessy	Treasurer and Director (Principal Accounting Officer and Principal Financial Officer)	July 15, 2008

/s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr.	Director	July 15, 2008